     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 8, 2002
                                                       REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                           WFS FINANCIAL OWNER TRUSTS
                    (ISSUER WITH RESPECT TO THE SECURITIES)
                            ------------------------

                          WFS RECEIVABLES CORPORATION
                  (ORIGINATOR OF THE TRUSTS DESCRIBED HEREIN)

              CALIFORNIA                                9999                                33-0885464
   (STATE OR OTHER JURISDICTION OF                  (PRIMARY SIC                         (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)                  CODE NUMBER)                      IDENTIFICATION NUMBER)

                            6655 WEST SAHARA AVENUE
                            LAS VEGAS, NEVADA 89146
                                 (702) 227-8100
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                JOHN L. COLUCCIO
                                   PRESIDENT
                          WFS RECEIVABLES CORPORATION
                            6655 WEST SAHARA AVENUE
                            LAS VEGAS, NEVADA 89102
                                 (702) 227-8100
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

                  ANDREW E. KATZ, ESQ.                                      DALE W. LUM, ESQ.
            MITCHELL, SILBERBERG & KNUPP LLP                         SIDLEY, AUSTIN, BROWN & WOOD LLP
               11377 W. OLYMPIC BOULEVARD                                 555 CALIFORNIA STREET
           LOS ANGELES, CALIFORNIA 90064-1683                      SAN FRANCISCO, CALIFORNIA 94104-1715
                     (310) 312-2000                                           (415) 772-1200

                            ------------------------

    Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-62784
                                                   ---------

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ____________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                            PROPOSED              PROPOSED
TITLE OF EACH                                                               MAXIMUM               MAXIMUM              AMOUNT OF
CLASS OF SECURITIES                                 AMOUNT TO BE         OFFERING PRICE          AGGREGATE            REGISTRATION
TO BE REGISTERED                                     REGISTERED             PER UNIT           OFFERING PRICE            FEE(1)
------------------------------------------------------------------------------------------------------------------------------------
Auto Receivable Backed Securities...........        $330,000,000              100%              $330,000,000            $30,360
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457 under the Securities Act of 1933, as amended, based upon the proposed estimated offering price of the securities.

     THIS REGISTRATION STATEMENT IS BEING FILED PURSUANT TO RULE 462(b) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND INCLUDES THE REGISTRATION STATEMENT FACING PAGE, THE SIGNATURE PAGE, AN EXHIBIT INDEX, EXHIBIT 5 AND 8 OPINIONS, AN ACCOUNTANT'S CONSENT AND THE OTHER DOCUMENTS LISTED ON THE EXHIBIT INDEX. PURSUANT TO RULE 462(b), THE CONTENTS OF THE REGISTRATION STATEMENT ON FORM S-3 (FILE NO. 333-62784) OF WFS RECEIVABLES CORPORATION, INCLUDING THE EXHIBITS THERETO, ARE INCORPORATED BY REFERENCE INTO THIS REGISTRATION STATEMENT.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, registrant WFS Receivables Corporation certifies that (i) it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and (ii) it reasonably believes that the securities offered under this Registration Statement will be "investment grade securities", as such term is defined under Transaction Requirements B.2 of the Instructions to Form S-3, at the time of sale of such securities, and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 8th day of March, 2002.

                                          WFS RECEIVABLES CORPORATION,
                                          as originator of
                                          WFS FINANCIAL OWNER TRUSTS

                                          By:       /s/ JOHN L. COLUCCIO
                                            ------------------------------------
                                                      John L. Coluccio
                                                         President


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

              /s/ JOHN L. COLUCCIO                       President and Chief Executive    March 8, 2002
-----------------------------------------------------          Officer, Director
                  John L. Coluccio                       (Principal Executive Officer)

               /s/ LEE A. WHATCOTT                         Chief Financial Officer,       March 8, 2002
-----------------------------------------------------      (Principal Financial and
                   Lee A. Whatcott                            Accounting Officer)

                                                                   Director               March  , 2002
-----------------------------------------------------
                 Patricia B. Sanchez

                                                                   Director               March  , 2002
-----------------------------------------------------
                    Gary C. Milne

               /s/ J. KEITH PALMER                                 Director               March 8, 2002
-----------------------------------------------------
                   J. Keith Palmer

                 /s/ MARK OLSON                                    Director               March 8, 2002
-----------------------------------------------------
                     Mark Olson

                                 EXHIBITS INDEX

 5.1 Opinion of Mitchell, Silberberg & Knupp LLP with respect to legality
 8.1 Opinion of Mitchell, Silberberg & Knupp LLP with respect to tax matters
23.1 Consent of Mitchell, Silberberg & Knupp LLP (included as part of Exhibit 5.1)
23.2 Consent of Mitchell, Silberberg & Knupp LLP (included as part of Exhibit 8.1)
23.3    Consent of Pricewaterhouse Coopers L.L.P.

     b. FINANCIAL STATEMENT SCHEDULES

     Not applicable


                                       II-2